Exhibit 99.2

BREAD FINANCIAL COMMENCES OFFER TO PURCHASE ANY AND ALL OF ITS OUTSTANDING
4.750% SENIOR NOTES DUE 2024

COLUMBUS, Ohio, June 8, 2023 – Bread Financial Holdings, Inc. (NYSE: BFH) (“Bread Financial” or the “Company”) today announced that it has commenced a cash tender offer to purchase any and all of its outstanding 4.750% Senior Notes due 2024 (the “Notes”) for the consideration described below.

Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding	Purchase Price(*)
4.750% Senior Notes due 2024	144A: 018581 AK4 / US018581AK47 Reg S: U01797 AH9 / USU01797AH90	$850,000,000	$980

*    Per $1,000 principal amount of Notes. The consideration per $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to this tender off shall be the purchase price set forth in the table above, plus accrued and unpaid interest from the last applicable interest payment date to, but not including, the Settlement Date (as defined below).

The tender offer will expire at 5:00 p.m., New York City time, on June 14, 2023, unless extended or earlier terminated (the “Expiration Time”). Holders who have validly tendered their Notes may withdraw such Notes at any time at or prior to the Expiration Time. The Guaranteed Delivery Date is June 16, 2023. The Company expects to pay the applicable consideration for Notes validly tendered and not validly withdrawn at or prior to the Expiration Time on June 20, 2023, the third business day following the Expiration Time (the “Settlement Date”). The tender offer is conditioned upon satisfaction of certain conditions, including the Company’s completion of certain proposed debt financings. The tender offer is not conditioned upon any minimum amount of Notes being tendered.

The complete terms and conditions of the tender offer are set forth in the Offer to Purchase, dated June 8, 2023 (the “Offer to Purchase”) and in the related Notice of Guaranteed Delivery, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the tender offer. The Company has retained J.P. Morgan Securities LLC, as sole lead dealer manager, and BMO Capital Markets Corp., BNP Paribas Securities Corp., CIBC World Capital Markets Corp., KeyBanc Capital Markets Inc., Scotia Capital (USA) Inc., Truist Securities, Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc. to act as co-dealer managers in connection with the tender offer. Copies of the Offer to Purchase and the related Notice of Guaranteed Delivery may be obtained from D.F. King & Co., Inc., the Tender and Information Agent for the tender offer, by phone at +1 (212) 269-5550 (banks and brokers) or +1 (888) 628-1041 (all others), by email at bread@dfking.com or online www.dfking.com/breadfinancial. Questions regarding the tender offer may also be directed to the J.P. Morgan Securities LLC, as sole lead dealer manager as set forth below:

J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179 Attention: Liability Management Group Toll-Free: (866) 834-4666 Call Collect: (212) 834-4087

This news release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offer is being made only by, and pursuant to the terms of, the Offer to Purchase and the related Notice of Guaranteed Delivery. The tender offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the laws require the tender offer to be made by a licensed broker or dealer, the tender offer will be made by the dealer managers on behalf of the Company. None of the Company, the Tender and Information Agent or the dealer managers, nor any of their affiliates, makes any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Notes in response to the tender offer.

About Bread Financial™
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products.

Headquartered in Columbus, Ohio, Bread Financial is powered by its 7,500+ global associates and is committed to sustainable business practices. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

Forward-looking Statements
This news release may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the proposed tender offer of the Notes and the other expected effects of such transaction. Forward-looking statements may generally be identified by the use of the words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession, and the related impact on consumer payment rates, savings rates and other behavior; global political and public health events and conditions, including the ongoing war in Ukraine and the continuing effects of the global COVID-19 pandemic; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; and any tax liability, disputes or other adverse impacts arising out of or relating to the spinoff of our former LoyaltyOne segment or the recent bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contacts

Investors/Analysts
Brian Vereb
Brian.Vereb@BreadFinancial.com

Susan Haugen
Susan.Haugen@BreadFinancial.com

Media
Rachel Stultz
Rachel.Stultz@BreadFinancial.com

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